SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                @Comm Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                      @Comm
                           (formerly Xiox Corporation)
                        577 Airport Boulevard, Suite 700
                          Burlingame, California 94010


                  Notice of 2000 Annual Meeting of Stockholders

On April 3, 2000 we announced the change of our corporate name to @Comm Corporation. The reason for the change was to clearly identify ourselves and our products as participants in a much broader communications marketplace. Our new trading symbol is ATCM.

The 2000 Annual Meeting of Stockholders of @Comm Corporation will be held on Monday, May 15, 2000 at 1:30 p.m. at 577 Airport Boulevard, Suite 700, Burlingame, California, to conduct the following items of business:

1.   Elect six directors for one-year terms;

2. Amend the 1994 Stock Plan to increase the number of shares of our common stock available for stock option grants from 1,120,276 to 1,500,000 shares;

3. Amend the 1994 Stock Plan to modify the provision for an annual increase in the number of shares available for stock option grants;

4. Ratify the issuance and sale of 1,020,000 shares of our Series B preferred stock.

5. Ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000; and

6.   Transact other business properly coming before the meeting.

Stockholders who owned shares of our stock at the close of business on March 29, 2000, are entitled to attend and vote at the meeting. A complete list of these stockholders will be available at our principal executive offices at 577 Airport Boulevard, Suite 700, Burlingame, California, prior to the meeting.


                                             By Order of the Board of Directors,
                                             @Comm Corporation

                                             /s/ Melanie D. Johnson
                                             -----------------------------------
                                             Melanie D. Johnson
                                             Secretary

April 17, 2000
Burlingame, California

                               Proxy Statement For
                        Annual Meeting of Stockholders of
                                @Comm Corporation
                           (formerly Xiox Corporation)

                             To Be Held May 15, 2000

Company Name Change

On April 3, 2000 we announced the change of our corporate name to @Comm Corporation. The reason for the change was to clearly identify ourselves and our products as participants in a much broader communications marketplace. Our new trading symbol is ATCM.

Date, Time, Place, and Matters to be Considered

This Proxy Statement is solicited on behalf of the Board of Directors of @Comm Corporation for use at our Annual Meeting of Stockholders to be held on Monday, May 15, 2000, at 1:30 p.m. at 577 Airport Boulevard, Suite 700, Burlingame, California, or at any adjournments or postponements of the annual meeting, for the purposes set forth in this proxy and in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were mailed on or about April 17, 2000, to all stockholders entitled to vote at the annual meeting.

Voting and Revocation of Proxies

You may vote your shares in person, or by using a proxy. All shares represented by proxies in the accompanying form, which are properly executed and returned to us, will be voted at the annual meeting in accordance with the stockholders' instructions contained in the accompanying proxy form. If no instructions are given on an executed and returned proxy with respect to a matter to be voted upon at the meeting, as set forth in the notice of meeting accompanying this proxy statement, those shares will be voted in favor of that matter and for the nominated directors.

You may revoke your proxy at any time prior to its exercise by taking any one of the following actions:

         1. filing with the Secretary of @Comm a written instrument revoking your proxy;

         2. filing with the Secretary of @Comm a duly executed proxy bearing a later date; or

         3.  attending the meeting and electing to vote in person.

General

Our principal executive offices are located at 577 Airport Boulevard, Suite 700, Burlingame, California 94010.

Proxy Solicitation

We will bear the cost of this solicitation. We may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to the beneficial owners of stock, and we will reimburse such persons for their expenses. Proxies may be solicited by our directors, officers, or regular employees, without additional compensation, in person or by telephone or telegraph.

Record Date and Shares Entitled to Vote

The close of business on March 29, 2000, was the record date for stockholders entitled to attend and vote at the annual meeting. As of that date, we had 3,615,492 shares of common stock, $.01 par value, and 1,527,989 shares of Series A preferred stock, $.01 par value and 1,020,000 shares of Series B preferred stock, $.01 par value issued and outstanding. Each outstanding share of common stock, and each outstanding share of preferred stock, on the record date is entitled to one vote on all matters set forth in this Proxy Statement. Holders of common stock and preferred stock will vote together as a single class on all matters to be brought before the meeting except Proposal Four pertaining to the ratification of the issuance and sale of Series B preferred stock. Holders of common stock and Series A preferred stock will vote together as a single class on Proposal Four.

Vote Required

Election of Directors. The six nominees receiving the highest number of affirmative votes shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present.

Other Matters. Abstentions and broker non-votes are considered in determining the number of votes required to attain a majority of the outstanding shares in connection with the proposal to approve the amendments to our 1994 Stock Plan. Because abstentions and broker non-votes are not affirmative votes for the matter, they will have the same effect as votes against the matter. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. The affirmative vote of the holders of a majority of the outstanding shares of common stock and Series A preferred stock is required to ratify the issuance and sale of the Series B preferred stock.

Deadline for Receipt of Stockholder Proposals for 2001 Annual Meeting

If you want us to consider including a proposal in our 2001 Proxy Statement, you must deliver it to our Corporate Secretary at our principal executive office no later than December 22, 2000. The proposal must be mailed to @Comm, Attention:
Melanie D. Johnson, 577 Airport Boulevard, Suite 700, Burlingame, California 94010. Such proposals must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

Proposal One

Elect Six Directors for One-Year Terms.

Nominees

The stockholders will elect a board of six directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote all proxies received by them for the nominees listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this proxy statement, we are not aware of any nominee who is unable or unwilling to serve as a director. Notwithstanding the foregoing, if one or more persons, other than those named below, are nominated as candidates for the office of director, the enclosed proxy may be voted in favor of any one or more of the nominees to the exclusion of others, and in such order of preference as the proxies may determine in their discretion.

Set forth below are the nominees for director, to serve for one year or until their successors are elected and qualified. The term of office of each elected director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. There are no family relationships between any @Comm directors or executive officers. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer.


         Name and Position(s)                       Director
         with the Company                             Since              Age
         ----------------                             -----              ---
         William H. Welling                           1989               66
                  Chairman,
                  Chief Executive Officer
                  and Director
         Mark A. Parrish, Jr.                         1990               69
                  Director
         Robert K. McAfee(1)                          1985               69
                  Director
         Bernard T. Marren(1)                         1989               64
                  Director
         Atam Lalchandani(1)                          1996               56
                  Director
         Philip Vermeulen                             1997               44
                   Director

--------------
(1)  Member of Audit and Compensation Committee.

Business Experience of Directors

William H. Welling became a director of Xiox, (now @Comm), and was named Chairman of the Board of Directors and Chief Executive Officer in September 1989. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Mr. Welling is a director of OPTi Inc., a fabless semiconductor manufacturer; @Comm director Bernard T. Marren is the Chairman and CEO of OPTi Inc. Mr. Welling also serves as a director on the boards of several private companies.

Mark A. Parrish, Jr. was appointed a director of Xiox, (now @Comm), in August 1990 and served as interim President and Chief Operating Officer from January 1991 through July 1991. Since 1990, Mr. Parrish has worked as a consultant. From 1987 until its sale in 1989, Mr. Parrish was President of the Datachecker Systems Division, a $230 million point of sales systems subsidiary of National Semiconductor Corporation. Between 1974 and 1987, Mr. Parrish held various sales and marketing positions at National Semiconductor; starting as a Major Accounts Manager in 1974, he was named Director of North American sales in 1980 and was appointed Vice President in 1982.

Robert K. McAfee became a director of Xiox, (now @Comm), in September 1985. For over 30 years, Mr. McAfee has been a management consultant serving both major and small companies. In recent years, he has worked extensively with the World Bank and other regional development banks in introducing computer-based systems and other modern management systems to railroads throughout the world.

Bernard T. Marren was appointed a director of Xiox, (now @Comm), in September 1989. Since May 1998, Mr. Marren has been Chairman and CEO of OPTi Inc., a fabless semiconductor manufacturer that produces integrated circuits for the computer industry. Mr. Marren was a founder of Western Micro Technology, Inc., serving as President and Chief Operating Officer from 1977 to 1988. Mr. Marren has been involved in the semiconductor industry since 1960, and was a founder and the first President of the Semiconductor Industry Association ("SIA"). He also served as President, Director, and Chairman of the National Electronics Distributor Association ("NEDA"). Mr. Marren also serves as a director on the boards of several private companies.

Atam Lalchandani was appointed a director of Xiox, (now @Comm), in May 1996. He has been in the information technology business for the past 20 years. He was part of the financial management at National Semiconductor Corporation, starting in 1977 and progressing to Chief Financial and Administrative Officer for a subsidiary, National Advanced Systems, from 1983 to 1989. During 1990 Mr. Lalchandani was the Chief Financial Officer of Oracle Corporation's domestic operations. From 1990 to 1992, Mr. Lalchandani served initially as Chief Financial Officer and later as Chief Executive Officer for Objectivity, a database software company. Since 1992, Mr. Lalchandani has been a financial and strategy consultant for various companies in the San Francisco Bay Area, especially in their early stages of development. His most recent assignments have been as the founding CFO for At Home, Juniper Networks, Fiberlane (later called Cerent), Equinix and Urban Media Communications. He is currently on the board of Harmony Foods in Santa Cruz, California, as well as several high technology companies.

Philip Vermeulen was appointed a director of Xiox, (now @Comm) in November 1997. After serving as an account officer with Chase Manhattan Bank NA in Europe, he became Chief Operating Officer and Chief Executive Officer of Sidel Computer Center N.V., a PC hardware and software company, from 1985 to 1987. From July 1988 to August 1997, he worked as Executive Senior Investment Manager in high tech for GIMV in Belgium, a Flemish regional development company concentrating on venture capital. Since September 1997, Mr. Vermeulen has been CEO and Director of Flanders Language Valley Fund, a venture capital fund specializing in speech and language technology. Today Mr. Vermeulen serves on the boards of several private and public companies, including on BCB Voice and Option International N.V.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of these nominees for one-year terms.

Certain Relationships and Related Transactions

In 1999, we received a total of approximately $7,500,000 from Flanders Language Valley CVA, Edmund Shea and Mary Shea Real Property Trust, and other private investors for the purchase of our Series B preferred stock. This occurred in a closing on December 30, 1999. A total of 375,000 shares of our Series B preferred stock was sold at a purchase price of $20.00 per share.

On February 7, 2000, we received an additional $12,900,000 from Flanders Language Valley CVA and other private investors for the purchase of our Series B preferred stock. An additional 645,000 shares of our Series B preferred stock was sold. This was the second and final closing of a $20,400,000 sale of 1,020,000 shares of Series B preferred stock. The second closing was completed on the same terms as the first closing following an amendment to the Stock Purchase and Investor Rights Agreement dated December 30, 1999.

Board Meetings and Committees

Our Board of Directors held five meetings during the fiscal year ended December 31, 1999. The Board of Directors has one standing committee, the Audit and Compensation Committee. The members of the committee are Atam Lalchandani, Bernard T. Marren, and Robert K. McAfee. The committee approves our compensation arrangements, including stock option grants and employee benefits for our management and employees, and recommends the engagement of our independent auditors. During the year ended December 31, 1999, the committee held three meetings. There is no nominating committee or any other committee performing the functions of a nominating committee.

During fiscal 1999, one of our directors, Philip Vermeulen, attended three out of five meetings of the Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth the beneficial ownership of our common stock and preferred stock (on an as converted basis) as of March 24, 2000, by (i) each director; (ii) the Chief Executive Officer and the four other most highly compensated executive officers for the year ended December 31, 1999 (such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock or more than five percent of our preferred stock at March 24, 2000. All shares are subject to the named person's sole voting and investment power except where otherwise indicated and subject to community property laws where applicable.


                                             Series A & B Preferred Stock

                                                                                     Preferred Stock        Percent of
Name                                                                              Beneficially Owned(1)       Class
----                                                                              ---------------------       -----
Flanders Language Valley, CVA                                                             275,000            10.8%
     Flanders Language Valley 63, 8900 Ieper, Belgium

Intel Corporation                                                                       1,005,989            39.5%
     2200 Mission College Blvd.
     Santa Clara, CA  95052

Gruber & McBaine Capital Management Entities                                              275,000            10.8%
     50 Osgood Place, San Francisco, CA  94133

Capital Research & Management Co. Entities                                                250,000             9.8%
33 S. Hope Street, Los Angeles, CA  90071

Robert K. McAfee                                                                            2,000             0.1%

All directors and officers as a group (15 persons)                                          2,000             0.1 %


                                                         7


                                                     Common Stock

                                                                                      Common Stock         Percent of
Name                                                                              Beneficially Owned(1)       Class
----                                                                              ---------------------       -----
Flanders Language Valley, CVA                                                             785,697(2)           21.7%
     Flanders Language Valley 63, 8900 Ieper, Belgium

Edmund Shea                                                                               563,342(3)           15.6%
     655 Brea Canyon Rd., Walnut, CA 91789

Gregory F. Wilbur                                                                         321,664(4)            8.2%
     Bay Area Micro-Cap Fund
     1151 Bay Laurel Dr., Menlo Park, CA  94025

William H. Welling                                                                      1,064,449(5)           28.1%

Philip Vermeulen                                                                              458(6)             --

Atam Lalchandani                                                                           13,124(7)            0.3%

Bernard T. Marren                                                                          69,443(8)            1.1%

Robert K. McAfee                                                                           46,284(9)            1.1%

Mark A. Parrish, Jr.                                                                       13,524(10)           0.2%

Wayne F. Benoit                                                                            42,753(11)            --%

Anthony DiIulio                                                                            44,449(12)           0.3%

David Y. Schlossman                                                                        43,304(13)           1.2%

Allan W. White                                                                             12,187(14)            --

All directors and officers as a group (15 persons)                                      1,426,623(15)          31.3%

------------------
(1) These tables are based upon information supplied by officers, directors, and principal stockholders. Unless otherwise indicated, the business address of each of the beneficial owners listed in these tables is: 577 Airport Blvd, Suite 700, Burlingame, CA 94010.

     Percentage of class ownership is based on 3,615,492 shares of common stock and 2,547,989 shares of preferred stock outstanding as of March 24, 2000. Shares of common stock subject to options that are currently exercisable or exercisable

                                       8



     within 60 days of March 24, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purposes of computing the percentage ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) This information was obtained from filings made with the SEC on May 1, 1998, Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act of 1934 and other information made available to us. Flanders Language Valley Management N.V. ("FLVM") is the sole director and officer of Flanders Language Valley C.V. ("FLV"). FLVM is deemed to be a beneficial owner of 275,000 shares of our preferred stock held by FLV, and 785,697 shares of our common stock held by FLV. Mr. Philip Vermeulen is the Managing Director of FLVM, but not a beneficial owner of the shares held by FLV.

(3) This information was obtained from filings made with the SEC on February 14, 2000 pursuant to Section 13 (d) of the Exchange Act of 1934. Edmund and Mary Shea Real Property Trust is the beneficial owner of 100,000 shares of preferred stock and 563,342 shares of common stock.

(4) This information was obtained from filings made with the SEC on February 7, 2000 pursuant to Section 13 (g) of the Exchange Act of 1934. An amount of 321,664 shares of Xiox Corporation, (now @Comm Corporation), are owned by Bay Area Micro-Cap Fund, L.P., of which Bay Area Micro-Cap Management Company, LLC is the general partner (the "General Partner"). The 320,664 shares owned by Bay Area Micro-Cap Fund, L.P. can be voted and disposed of by Gregory F. Wilbur, as managing member of the General Partner, acting alone, or by Mr. William A. Smart III and Mr. Peter L. Holland, as managing members of the General Partner, acting together. In addition, 1,000 shares are owned by Smart & Holland Value Fund, L.P. The 1,000 shares owned by Smart & Holland Value Fund, L.P., of which Mr. Smart is general partner, can be voted and disposed of by Mr. Smart III acting alone.

(5) Represents 1,027,416 shares of common stock beneficially owned by Mr. Welling, including 104,678 shares owned directly and 922,738 shares owned indirectly. Mr. Welling disclaims all beneficial ownership of 73,718 shares held by family members and related trusts over which Mr. Welling exercises no voting or dispositional power. Includes 37,033 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(6) Includes 458 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

                                       9



(7) Includes 2,124 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(8) Includes 8,124 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(9) Includes 7,124 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(10) Includes 7,124 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(11) Includes 42,753 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(12) Includes 31,749 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(13) Includes 200 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000

(14) Includes 12,187 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

(15) Includes 225,524 shares of common stock which may be acquired upon exercise of outstanding options which are exercisable within sixty (60) days of March 24, 2000.

Executive Officers

In addition to Mr. Welling, our principal executive officers and their ages as of March 29, 2000, are as follows:

Name                         Age        Position

Wayne F. Benoit              51         Vice President of Business Development

Robert W. Boyd               37         Vice President of Operations

M. Sam Changizi              45         Vice President of E-Commerce

Anthony DiIulio              44         Vice President of Sales

Melanie D. Johnson           44         Vice President of Finance,
                                          Chief Financial Officer & Secretary

Joseph Massey                49         Vice President of Engineering

Angelo Sallese, Jr.          49         Vice President Manufacturing

David Y. Schlossman          40         Vice President of Product Marketing

Allan W. White               51         Vice President of Marketing


Wayne F. Benoit joined us in December 1996 as Vice President of Business Development. Prior to joining us, he was Chief Operating Officer for ERS International from 1994 to 1996. From 1988 through 1993, Mr. Benoit worked for Ungermann Bass, most recently as Executive Vice President of Product Operations from 1990 to 1993, and previously as Vice President and Director of Engineering from 1988 through 1990. Prior to that, Mr. Benoit was at Linkware Corporation from 1984 to 1988, as President from 1986 to 1987 when it was purchased by Ungermann Bass, and previously as Vice President of Marketing. Formerly, Mr. Benoit held engineering roles at DTSS, Inc. and Epsilon Data Management from 1973 to 1984. He received his Bachelor of Arts degree in Business and Experimental Psychology from Northeastern University and a Masters in Personnel Services from University of New Hampshire.

Robert W. Boyd joined Xiox, (now @Comm), in July 1990 as a member of the Sales Department. He was promoted to Director of Sales in January 1994 and to Vice President of Operations in March 1995. Prior to joining us, Mr. Boyd held sales and management positions at First Phone, Inc., a telecommunications firm in Cambridge, Massachusetts. He received his Bachelor of Science degree in Business Administration at St. Michael's College, Vermont.

M. Sam Changizi joined Xiox, (now @Comm), in October 1999 as its Vice President, E-Commerce. Prior to joining us, Mr. Changizi was the Director of Information Technology at Sextant In-Flight Systems in Irvine, California from June 1998 to October 1999. From January 1997 to June 1998, he was the Vice President, Information Technology Services at MicroAge in Fremont, California. Prior to that, Mr. Changizi served in Director of Information Technology positions at International Network Services, McGaw Corporation and Levolor Corporation. He previously held similar positions with Bank of America and Rolm Corporation. Mr. Changizi received his Bachelor of Science degree in Computer Science and his Masters of Business Administration-Business Management from Tehran University.

Anthony DiIulio was appointed Vice President of Sales and Marketing in March 1995. Prior to that, he was our Vice President of Operations, beginning in March 1991 when we acquired SFX, Inc. (then Summa Four Business Products, Inc.). Prior to the acquisition, Mr. DiIulio was General Manager of Summa Four Business Products, Inc., where he was responsible for sales, marketing, and operations. From 1984 to 1987, Mr. DiIulio held several different positions with Wang Laboratories, Inc. He received his Bachelor of Science degree from Northeastern University and his Masters in Business Administration from New Hampshire College.

Melanie D. Johnson became our Vice President of Finance and Chief Financial Officer in July 1995. Prior to joining us, Ms. Johnson served as Director of Product Delivery and Controller of Product Operations at UB Networks (formerly Ungermann Bass). From 1987 to 1990, Ms. Johnson was a financial manager in the Intercontinental Division of UB's parent, Tandem Computers. She also held various financial and managerial positions at Honeywell Information Systems from 1977 to 1987. Ms. Johnson received her Bachelor of Science degree in Accounting from Boston College and her Masters in Business Administration from the University of Texas at Arlington.

Joseph Massey became our Vice President, Engineering in October 1999. He came to us from Excel Switching, where he was the Senior Director of IP-Software, and prior to that, he worked at Objective Communications, Inc. as its Vice President of Software Development. From 1992 to 1997, Mr. Massey was the Director of SPECTRUM Software Development at Cabletron Systems. Mr. Massey received his Bachelor of Arts degree in Mathematics from Millersville University and his Masters in Business Administration from Boston University.

Angelo A. Sallese, Jr. joined us in June 1999 as our Vice President, Manufacturing. He came to us from Fujitsu Nexion, where he was the in charge of its manufacturing and distribution operation for local and sub-contract operations. Prior to that, Mr. Sallese held various management positions in manufacturing and materials during his 16 years at NEC Technologies. He holds a Bachelor of Science degree in Management from Bentley College in Massachusetts, and also completed various training and certification programs.

David Y. Schlossman was appointed our Vice President of Product Marketing in October 1997. He joined us in 1984 as a software engineer, and served as our Vice President of Engineering from September 1988 through June 1989, resuming that position in January 1990 following a six-month period at Applied Voice Technology, a company specializing in voice processing. Prior to joining us, Mr. Schlossman held software engineering posts at Shaffer and Shaffer Applied R & D in Columbus, Ohio, as well as at Columbia and New York Universities and several
U. S. government agencies. Mr. Schlossman received his Bachelor of Arts degree in computer science from Ohio State University.

Allan W. White became our Vice President of Marketing in February 1999. From October 1997 to December 1998, Mr. White was Vice President of Worldwide Marketing for Polycom, Inc., a manufacturer of audio and video conferencing systems. He served as Worldwide Director of PC Systems and OEM Business Development for the Octel Messaging Division of Lucent Technologies from April 1996 to October 1997. While at Apple Computer, Inc. from July 1988 to April 1996, Mr. White held executive positions in general management, marketing, and business development. With ITT Corporation, a global communications network systems and equipment manufacturer, Mr. White served in executive positions, including Country General Manager and Marketing Director of Business Communications. He earned his Bachelor of Science and Masters degrees from the University of El Salvador and has attended advanced strategic marketing seminars at Stanford University.

Executive Compensation
Summary of Officer Compensation

The following table shows, for the last three fiscal years ending December 31, 1999, 1998 and 1997, certain compensation (including salary, bonuses, stock options, and certain other compensation) we paid to the Named Executive Officers in fiscal 1999:


                                                     Summary Compensation Table

                                                                                                                         Long-Term
                                                                                                                        Compensation
                                                                               Annual Compensation                         Awards
                                                                 ----------------------------------------------------     --------
Name and
Principal Position                                  Year         Salary ($)           Bonus ($)          Other ($)(1)     Options
------------------                                  ----         ----------           ---------          ------------     --------
William H. Welling                                  1999         198,931(2)           10,663(3)            3,600          20,000(4)
   President and Chief                              1998         191,205(2)            9,265               4,800          80,800(4)
   Executive Officer                                1997         169,240(2)           14,283(3)            4,800


Wayne F. Benoit                                     1999         180,717(6)          207,065(7)           33,150          16,000(4)
   Vice President                                   1998         130,269(6)            6,100               4,200
   Business Development                             1997         120,500               3,050(7)


Anthony DiIulio                                     1999         142,002(8)           10,087(9)            3,150           7,000(5)
   Vice President of                                1998         138,717(8)            3,402               4,200           3,600(5)
   Sales                                            1997         121,209(8)           27,018(9)            4,200


David Y. Schlossman                                 1999         128,250(11)          10,176(12)           3,150           7,000(5)
   Vice President of                                1998         123,300               6,100               4,200           4,800(5)
   Product Marketing(10)                            1997         107,124              17,580(12)           4,200

Allan W. White                                      1999         133,000              10,000               2,450          45,000(4)
   Vice President of
   Marketing(13)

------------------
(1) Automobile allowances which were discontinued and incorporated into base salary effective 10/1/99. In the case of Mr. Benoit, includes $30,000 relocation.

(2) Includes $1,159 of salary earned in 1996 but paid in 1997, and payout of paid-time-off balances of $3,731 in 1999, $3,731 in 1998, and $3,564 in 1997.

                                       14



(3) Includes $7,365 of bonus earned in 1999, but paid in 2000, and $4,633 of bonus earned in 1997, but paid in 1998.

(4) In the case of Mr. Welling, includes 4,424 incentive and 15,575 non-qualified five-year stock option grants issued on May 17, 1999 at 110% fair market value of $ $18.98 and 58,416 incentive and 22,384 non-qualified five-year stock option grants issued on May 18, 1998 at 110% fair market value of $6.60. In the case of Mr. Benoit, includes 3,626 incentive and 2,374 non-qualified ten-year stock option grants issued on May 17, 1999 at a fair market value of $17.25 per share.

     In  the  case  of  Mr.  White,   includes   28,249   incentive  and  16,751
     non-qualified ten year stock option grants issued on February 24, 1999 at a fair market value of $11.375 per share.

(5) Includes ten-year incentive stock option grants issued on May 17, 1999 at a fair market value of $17.25 per share and on May 18, 1998 at fair market value of $6.00 per share.

(6)  Includes payout of paid-time-off balances of $2,769 in 1998.

(7) Includes $3,823 of bonus earned in 1999 but paid in 2000, and $3,050 of bonus earned in 1997 but paid in 1998.

(8) Includes payout of paid-time-off balances of $2,852 in 1999, $2,617 in 1998, and $2,617 in 1997.

(9) Includes $7,110 of bonus earned in 1999, but paid in 2000, and $3,403 of bonus earned in 1997 but paid in 1998. Also includes $14,715 in 1997 of reportable relocation expense associated with the sale of Mr. DiIulio's East Coast residence.

(10) Mr. Schlossman became Vice President of Product Marketing in October 1997. Prior to that he was Vice President of Engineering.

(11) Includes $6,360 of bonus earned in 1999, but paid in 2000.

(12) Includes $6,360 of bonus earned in 1999, but paid in 2000 and $3,050 of bonus earned in 1997 but paid in 1998.

(13) Mr. White joined Xiox as Vice President of Marketing in February, 1999.


Options Granted During Fiscal 1999

The following options were granted to our Named Executive Officers in 1999:

                                          # of Securities        % of Total Options
                                             Underlying          Granted to Employee      Exercise Price      Expiration
Name                                          Options              In Fiscal Year      (Dollars Per Share)       Date
----                                          -------              --------------      -------------------       ----
William H. Welling                             20,000                    4.1%               $   18.98           5/17/04

Wayne F. Benoit                                10,000                    2.1%               $   11.38           2/24/09
                                                6,000                    1.2%               $   17.25           5/17/09

Anthony DiIulio                                 7,000                    1.4%               $   17.25           5/17/09

Allan W. White                                 45,000                    9.2%               $   11.38           2/24/09

David Y. Schlossman                             7,000                    1.4%               $   17.25           5/17/09

Option Exercises and Fiscal 1999 Year-End Values

The following table provides the specified information concerning exercises of options to purchase our common stock and the fiscal year-end value of unexercised options held by the Named Executive Officers.


                                           Aggregated Option Exercises in Last Fiscal Year
                                                  and Fiscal Year-End Option Values

                                             Shares                                                          Value of Unexercised
                                            Acquired                        No. of Unexercised              In-the-Money Options
                                               On           Value           Options at 12/31/99              At 12/31/99 ($)(1)
                                            Exercise      Realized     ------------------------------  -----------------------------
Name                                           (#)           ($)       Exercisable      Unexercisable  Exercisable     Unexercisable
----                                        --------      --------     -----------      -------------  -----------     -------------
William H. Welling                             --            --           31,983           68,817       $  616,472       $1,078,848

Wayne F. Benoit                                --            --           45,038           31,062       $1,013,253       $  535,485

Anthony DiIulio                                --            --           31,524            9,176       $  731,977       $  103,623

Allan W. White                                 --            --             --             45,000             --         $  652,500

David Y. Schlossman                          24,000(2)       --            6,999            9,901       $  152,355       $  118,032

--------------

(1) Fair market value of our common stock based upon the closing bid price at December 31, 1999 ($25.875) minus the exercise price of the options.

(2) Note 1,888 common stock shares held by Mr. Schlossman for more than six months were surrendered in the exercise of these stock options.


Director Compensation

During the year ended December 31, 1999, Messrs. Lalchandani, Marren, McAfee, Parrish, and Vermeulen were each paid director's fees of $300 for each of the meetings of the Board they attended in 1999. Nonemployee directors participate in our 1994 Plan. The 1994 Plan provides for an automatic grant of a nonstatutory stock option to purchase 1,000 shares of common stock to each nonemployee director who is elected or re-elected to the Board of Directors at each annual meeting of our stockholders. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement entered into between us and the nonemployee director. None of the directors held consulting contracts with us during 1999.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file certain reports of ownership with the Securities and Exchange Commission ("Commission") and with the National Association of Securities Dealers. Such officers, directors, and stockholders are also required by Commission rules to provide us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms received by us, or on written representations from certain reporting persons, we believe that, during the period from January 1, 1999 to December 31, 1999, our executive officers, directors, and ten percent stockholders filed all required Section 16(a) reports on a timely basis except as reported below:

Allan W. White, Angelo A. Sallese, Jr., and Joseph Massey each filed a Form 5 due to becoming officers during 1999.

Robert K. McAfee filed a Form 5 for his option exercise on September 23, 1999.

Bernard T. Marren filed a Form 5 for his option exercise on October 6, 1999.

David Y. Schlossman filed a Form 5 for his common stock purchases and dispositions on May 26, 1999.

Robert W. Boyd, Anthony DiIulio, Melanie D. Johnson, David Y. Schlossman,  Wayne
F. Benoit, and William H. Welling each filed a Form 5 for their May 17, 1999 stock option grants.

Atam Lalchandani, Robert K. McAfee, Bernard T. Marren, Mark A. Parrish, Jr., and Philip Vermuleun each filed a Form 5 for their automatic grant of non-statutory stock options on May 17, 1999.

The following Proposals 2 and 3 concern increases of authorized shares of stock options. You may wish to refer to the table below when you review these proposals.

Proposals 2 and 3                              Before               After(1)
----------------------                       ----------            ----------
Common Stock Authorized                      50,000,000            50,000,000

Less:  Common Stock Outstanding               3,615,492             3,615,492

Common Stock Reserved for
      Exercise of Stock Options               1,120,276             1,500,000(2)

Common Stock Reserved for
     Conversion of Outstanding
     Convertible Preferred Stock              2,547,989             2,547,989(3)

Common Stock Reserved for Exercise of
     Outstanding Warrants                        40,000                40,000(4)

Common Stock Unreserved and
     Available for Issuance                  42,676,243            42,296,519

------------------
(1)  "Before" means at March 29, 2000; "After" assumes Proposals 2 is approved.

(2)  Assuming approval of Proposal 2.

(3) An identical number of shares of common stock have been reserved for issuance upon conversion of the preferred shares to common shares.

(4) An identical number of shares of common stock have been reserved for issuance upon the exercise of the warrants to common shares of stock.

Proposal Two

Amend the 1994 Stock Plan to increase the number of shares of our common stock available for stock option grants from 1,120,276 to 1,500,000 shares.

Our 1994 Plan was adopted by the Board of Directors in April 1994 and approved by stockholders in May 1994. The 1994 Plan replaced our 1984 Stock Option Plan, which terminated by its own terms in April 1994. Options granted under the 1984 Stock Option Plan were not terminated at that time, but remain outstanding until the term of such options expires or such options are exercised in accordance with their terms. Any shares previously reserved for issuance under the 1984 Stock Option Plan which are not subject to outstanding options shall have been returned to our authorized but unissued common stock. An aggregate of 100,000 shares was reserved for issuance under the 1994 Plan at the time of its adoption. In 1995, the Board of Directors increased the number of shares reserved for issuance under the 1994 Plan to 200,000, and such increase was approved by stockholders in 1995. In 1997, the Board of Directors increased the number of shares reserved for issuance under the 1994 Plan to 350,000, and such increase was approved by stockholders in 1997. In 1998, the 1994 Plan was amended to increase the number of shares reserved for issuance to 625,000 shares, and to provide for an annual renewal feature in the plan. As a result of the annual renewal feature, the number of shares reserved for issuance under the 1994 Plan was increased to 752,095 shares as of January 1, 1999. In 1999, the 1994 Plan was amended to increase the number of shares reserved for issuance to 900,000 shares. As a result of the annual renewal feature, the number of shares reserved for issuance under the 1994 Plan was increased to 1,120,276 shares as of January 1, 2000. At the Record Date, options to purchase an aggregate of 882,078 shares, having an average exercise price of $13.37 per share and expiring from May 2004 to March 2010, were outstanding, and 182,519 shares remained available for future grant under the 1994 Plan.

The Board of Directors has approved an amendment to the 1994 Plan to increase the number of shares reserved for issuance by 379,724 shares, to a total of 1,500,000 shares, effective immediately. This amendment is subject to approval of the stockholders.

As a result, we ask that you approve an amendment to the 1994 Plan that increases the number of shares reserved by 379,724 to an aggregate of 1,500,000 shares.

We believe that the 1994 Plan is a key component of our strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in our best interests to adopt the amendments to the 1994 Plan, so we may continue to attract and retain the services of key employees by granting options to purchase our common stock and other incentives to employees in the form of equity ownership. While we believe that the 1994 Plan will encourage employees to be stockholders, we also recognize that option grants to employees can result in dilution to existing stockholders. However, with the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to our success to maintain competitive employee compensation programs.

The 1994 Plan, as amended, is attached as Annex A. The essential features of the 1994 Plan are outlined below.

Purpose

The purposes of the 1994 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees and consultants, and to promote the success of our business.

Administration

The 1994 Plan provides for administration by the our Board of Directors or by a committee of the Board. The 1994 Plan is currently being administered by the Board of Directors. The interpretation and construction of any provision of the 1994 Plan by the Board shall be final and binding. Members of the Board receive no compensation for their services in connection with the administration of the 1994 Plan.

Eligibility

The 1994 Plan provides for grants to employees (including officers) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code"), as amended, and for grants of nonstatutory stock options to employees and consultants. The Board of Directors selects optionees and determines the number of shares to be subject to each option. The 1994 Plan provides for a maximum of 100,000 option shares that may be granted to any one employee during any single fiscal year. There is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options that become exercisable for the first time in any one calendar year.

Terms of Option

Each option is evidenced by a written stock option agreement between @Comm and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary.

         (a) Exercise of the Option. The Board of Directors or its committee determines when options granted under the 1994 Plan may be exercised. The current form of the option agreement generally used under the 1994 Plan provides that options will be exercisable cumulatively to the extent of 25% of the option shares on the date twelve months after the vesting commencement date of the option and 1/48th of the option shares at the end of each month thereafter. An option is exercised by giving written notice of exercise to @Comm, specifying the number of shares of common stock to be purchased and tendering payment of the purchase price to @Comm. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of our common stock held for more than six months, or such other consideration as determined by the Board of Directors and as permitted by applicable law. The current form of the option agreement only permits payment by cash, check, or exchange of shares.

         (b) Option Price. The option price of the options granted under the 1994 Plan is determined by the Board of Directors or its committee in accordance with the 1994 Plan, but the option price of incentive stock options and nonstatutory stock options may not be less than 100% and 85%, respectively, of the fair market value of our common stock. The 1994 Plan provides that because our common stock is currently traded on the NASDAQ, the fair market value per share shall be the mean between the high bid and low asked prices of the common stock on the last market trading day prior to the day of the option grant. With respect to any participant who owns stock representing more than 10% of the voting power of our capital stock, the exercise price of any incentive or nonstatutory stock option must equal at least 110% of the fair market value per share on the date of the grant.

         (c) Termination of Employment. The 1994 Plan provides that if an optionee's employment is terminated for any reason, other than death or disability, options may be exercised not later than thirty days after the date of such termination, and may be exercised only to the extent the options were exercisable on the date of termination.

         (d) Disability. If an optionee terminates employment with @Comm as a result of total or permanent disability, options may be exercised within twelve months after the date of such termination, and may be exercised only to the extent the options were exercisable on the date of termination.

         (e) Death. If an optionee should die while an employee or consultant of @Comm or during the thirty-day period following the termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within twelve months after the date of death, but only to the extent that the options were exercisable on the date of death or termination of employment.

         (f) Termination of Options. The terms of all options granted under the 1994 Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of our stock or a parent or subsidiary corporation, may not have a term of more than five years.

         (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.


Adjustment Upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in our capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by @Comm, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of @Comm, all outstanding options automatically terminate. In the event of a merger of @Comm with or into another corporation, or the sale of substantially all of the assets of @Comm, each outstanding option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The administrator may, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option as to all or a portion of the optioned stock, including shares that would not otherwise be exercisable. If the option is not assumed or substituted when this happens, the option shall terminate as of the date of the merger closing. The option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). However, if the payment received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the payment to be received upon the exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 1994 Plan, but no amendment or termination shall be made which would impair the rights of any participant under any grant theretofore made without his or her consent. In addition, we shall obtain shareholder approval of any amendment to the 1994 Plan in such a manner and to the extent necessary to comply with applicable law or regulation. In any event, the 1994 Plan will terminate in 2004.

Federal Income Tax Information

Options granted under the 1994 Plan may be either "incentive stock options," as defined in the Code, or nonstatutory options.

An optionee who receives an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee and @Comm with respect to the grant and exercise of options under the 1994 Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

We intend to register the shares underlying the options on a Registration Statement on Form S-8.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR approval to amend the 1994 Stock Plan to increase the number of shares of our common stock available for stock option grants from 1,120,276 to 1,500,000 shares.

Proposal Three

Amend the 1994 Stock Plan to modify the provision for an annual increase in the number of shares available for stock option grants.

An amendment to the 1994 Stock Plan was adopted and approved in 1998 to provide for general increases in the number of shares of common stock available for stock option grants. The Plan already has a limit of 4%. In reviewing this situation, our Board of Directors believes the 300,000 share limit should changed to 400,000. As a result, the Board of Directors has approved an amendment to the 1994 Plan to modify the provision of the annual renewal feature, effective for the increase to be made effective January 1, 2001. This amendment is subject to approval of the stockholders.

As a result, we ask that you approve an amendment to the 1994 Plan that provides for an annual increase on the first day of each fiscal year (with the first increase to occur on January 1, 2000) equal to the lesser of (i) 4% of the total number of outstanding shares of common stock outstanding plus the total number of shares of common stock issuable upon conversion of shares of preferred stock outstanding on the last day of the previous fiscal year, (ii) 400,000 shares of common stock (as adjusted for any stock dividends, combinations, or splits of the common stock), or(iii) a smaller number determined by the Board of Directors.

We believe that the 1994 Plan is a key component of our strategy to attract and retain skilled employees and quality management. The Board of Directors believes it is in our best interests to adopt the amendments to the 1994 Plan, so we may continue to attract and retain the services of key employees by granting options to purchase our common stock and other incentives to employees in the form of equity ownership. While we believe that the 1994 Plan will encourage employees to be stockholders, we also recognize that option grants to employees can result in dilution to existing stockholders. However, with the demand for highly skilled employees at an all time high, especially in the technology industries, management believes it is critical to our success to maintain competitive employee compensation programs.

The 1994 Plan, as amended, is attached as Annex A. The essential features of the 1994 Plan are outlined under Proposal Two.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR approval to amend the 1994 Stock Plan to clarify the provision for an annual increase in the number of shares available for stock option grants.

Proposal Four

Ratify the issuance and sale of 1,020,000 shares of our Series B preferred stock.

In December 1999 and February 2000 we issued and sold an aggregate of 1,020,000 shares of our Series B preferred stock in a private placement. We received total proceeds of $20,400,000. The terms of the Series B preferred stock and their sale were approved by the board of directors in accordance with our Certificate of Incorporation and Delaware corporate law. Very recently, the National Association of Securities Dealers, or NASD, has questioned whether we were in compliance with NASD Rule 4310(c)(25)(H)(i)d.2. in connection with our sale of the Series B preferred. This rule calls for shareholder approval in some cases if a company issues a number of shares more than 20% of its outstanding shares. We believe that in calculating the base number of shares deemed outstanding under this rule, the common stock issuable upon conversion of the Series A preferred stock should be included because it is outstanding stock, has full voting rights with the common stock and is convertible, at any time, into shares of common stock at the option of the stockholder. The NASD has taken the view that the Series A preferred should not be included for this purpose. Although we disagree with NASD's interpretation, we have decided that the least costly resolution of the issue is to seek shareholder ratification of the sale of the Series B preferred stock at this time.

Each share of Series B preferred stock is currently convertible into one share of our common stock, at any time, at the option of the stockholder. The holder of each share of Series B preferred stock is entitled to the number of votes into which his or her shares can be converted, currently, one vote per share. Holders of common stock and Series B preferred stock vote together on all matters, except where preferred stock is entitled to a separate vote under Delaware corporate law. The approval of the holders of two-thirds of the outstanding shares of Series B preferred stock must approve changes in the rights of the Series B preferred stock, the creation of shares having rights superior to those of the Series B preferred stock, actions that would reclassify any other shares into shares having rights superior to those of the Series B preferred stock, or changes to our certificate of incorporation which would adversely affect the rights of the Series B preferred stock. The Series B preferred stock has a liquidation preference of $20 per share. The holders of the Series B preferred stock are entitled to receive dividends of $1.20 per share per year before dividends are paid to holder of common stock, if dividends are declared by the board of directors. We do not expect any dividends to be declared in the foreseeable future. We can redeem the Series B preferred stock in the event that the market price of our common stock exceeds $40 per share for 15 consecutive trading days.

We have summarized the principal rights of the Series B preferred stock above. Please see The Certificate of Designations, Preferences and Other Rights of the Series B Preferred Stock is attached as Annex B for a complete description of those rights.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the holders of common stock and Series A preferred stock vote FOR ratification of the issuance and sale of the Series B preferred stock.

Proposal Five

Ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000.

The Board of Directors has appointed KPMG LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2000. Representatives of KPMG LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. If stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will reconsider the appointment.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR approval to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000.

Transact Other Business Properly Coming Before The Meeting

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                           By Order of the Board of Directors,
                                           @Comm Corporation

                                           /s/ Melanie D. Johnson
                                           -----------------------------------
                                           Melanie D. Johnson
                                           Secretary


April 17, 2000
Burlingame, California

                                     ANNEX A

                                @Comm Corporation
                           (formerly Xiox Corporation)
                                 1994 STOCK PLAN


 (as amended on May 22, 1995, March 25, 1997, March 18, 1998, February 24, 1999,
                      February 22, 2000 and March 15, 2000)

         1.  Purposes of the Plan. The purposes of this Stock Option Plan are:

             | | to  attract  and  retain  the  best  available   personnel  for
                 positions of substantial responsibility,

             | | to provide  additional  incentive to Employees and Consultants,
                 and

             | | to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2.  Definitions. As used herein, the following definitions shall apply:

             (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

             (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

             (c) "Board" means the Board of Directors of the Company.

             (d) "Code" means the Internal Revenue Code of 1986, as amended.

             (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

             (f) "Common Stock" means the Common Stock of the Company.

             (g) "Company" means Xiox Corporation, a Delaware corporation.

             (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

             (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

             (j) "Director" means a member of the Board.

             (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

             (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

             (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                 (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                 (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                 (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

             (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

             (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

             (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

             (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (s) "Option" means a stock option granted pursuant to the Plan.

             (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

             (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

             (v) "Optioned Stock" means the Common Stock subject to an Option.

             (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

             (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (y) "Plan" means this 1994 Stock Plan.

             (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

             (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

             (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 900,000 Shares plus an annual increase to be added on the first day of each fiscal year (with the first such increase to occur January 1, 2000) equal to the lesser of (a) 4% of the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding on the last day of the previous fiscal year, (b) 400,000 shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), or (c) a lesser amount as determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.

             (a) Procedure.

                 (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                 (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                 (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

             (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                 (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                 (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

                 (iii) to determine whether and to what extent Options are granted hereunder;

                 (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                 (v) to approve forms of agreement for use under the Plan;

                 (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                 (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                 (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                 (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                 (x) to modify or amend each Option (subject to Section 14(c) of the Plan);

                 (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                 (xii) to institute an Option Exchange Program;

                 (xiii) to determine the terms and restrictions applicable to Options; and

                 (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

             (c)  Effect  of  Administrator's   Decision.   The  Administrator's
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Nonstatutory Stock Options may be granted to Employees, Consultants and non-employee Directors of the Company who qualify for automatic option grants in accordance with the provisions of paragraph 6(d) below. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

         6. Limitations.

             (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

                 (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

                 (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

             exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

             (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

             (c) The following  limitations  shall apply to grants of Options to
Employees:

                 (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares.

                 (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12(a).

                 (iii) If an Option is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

             (d) Each individual who is elected to the Board at the 1994 Annual Meeting of stockholders of the Company and is not at the time of his election to the office of director an employee of the Company or any subsidiary shall automatically be granted a nonstatutory stock option to purchase 1,000 shares of the Company's Common Stock. Any individual who, subsequent to the 1994 Annual Meeting but prior to the 1995 Annual Meeting (i) is elected to the Board, (ii) is not at the time of his assumption of office as a Director an employee of the Company or any subsidiary, and (iii) has not previously received an automatic option grant under this section shall upon assumption of such office automatically be granted a nonstatutory stock option under this Plan to purchase 1,000 shares of the Company's Common Stock.

             On the date of the 1995 Annual Meeting of the Company's stockholders and on the date of each Annual Meeting of the Company's stockholders held thereafter, each individual who (i) is elected or re-elected to the Board at such Annual Meeting including any individual who may have already received one or more automatic option grants under the Plan, (ii) is not at the time of his assumption of office as such Director an employee of the Company or any subsidiary, shall automatically be granted an option under the Plan to purchase an additional 1,000 shares of the Company's Common Stock. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement.

             Except for the automatic option grants under this Section 6(d), non-employee members of the Board shall not be eligible to receive any additional option grants under this Plan.

         7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9. Option Exercise Price and Consideration.

             (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                 (i) In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                 (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided that the per share exercise price shall not be less than 85% of the fair market value at the time of grant.

             (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

             (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                 (i) cash;

                 (ii) check;

                 (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                 (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                 (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                 (vi) any combination of the foregoing methods of payment; or

                 (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

             (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed exercised when the Company  receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                 Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (e) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

             (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

             (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares.

             (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of

1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. Liability of Company.

             (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

             (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                         Annex B


                 CERTIFICATE OF DESIGNATIONS, PREFERENCES AND OTHER RIGHTS
                              OF THE SERIES B PREFERRED STOCK
                                    OF XIOX CORPORATION

                             Pursuant to Section 151(g) of the
                             Delaware General Corporations Law

     It is hereby certified that:

     I. The name of the corporation is Xiox Corporation (the "Corporation"), a Delaware corporation.

     II. Set forth hereinafter is a statement of the voting powers, preferences, limitations, restrictions, and relative rights of shares of Series B Convertible Preferred Stock hereinafter designated as contained in a resolution of the Board of Directors of the Corporation (the "Board of Directors") pursuant to the
authority   conferred  upon  the  Board  of  Directors  by  the  Certificate  of
Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), and in accordance with Section 151(g) of the Delaware General Corporations Law, which resolution was duly adopted by the Board of Directors on December 21, 1999, and remains in full force and effect as of the date hereof:

     SERIES B PREFERRED STOCK

     Section 1. Designation. The series of Preferred Stock hereby created shall be designated and known as the "Series B Preferred Stock." The number of shares constituting such series shall be 1,020,000.

     Section 2. Liquidation Rights.

          2.1 In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, each holder of shares of Series B Preferred Stock shall be entitled to receive, prior and in preference to the payment of any liquidation amount to the holders of the Corporation's common stock, par value $0.01 per share ("Common Stock"), a payment equal to $20.00 per share (the "Purchase Price") together with any declared but unpaid dividends thereon, before any payment is made to the holders of common stock (the "Preference Amount"). After the full Preference Amount on all outstanding shares of the Series B Preferred Stock has been paid and the full preferential amount payable with respect to any other shares having priority over the Common Stock has been paid, any remaining funds and assets of the Corporation legally available for distribution to stockholders shall be distributed pro rata among the holders of the Common Stock. The right of the Series B Preferred Stock stockholders to receive the Preference Amount shall be on a parity with the right of the Series A Preferred Stock stockholders to receive the preferential amount specified in the Certificate of Designations, Preferences, and Other Rights of the Series A Preferred Stock. If the Corporation has insufficient assets to permit payment of the Preference Amount in full to all Series B Preferred Stock stockholders, then the assets of the Corporation shall be distributed ratably to the holders of the Series A

Preferred Stock and the Series B Preferred Stock and the holders of shares of any other series of Preferred Stock on a parity with the Series B Preferred Stock in proportion to the Preference Amount each such holder would otherwise be entitled to receive.

          2.2 A merger or consolidation of the Corporation, or sale of the Corporation's Common Stock (including, without limitation, pursuant to a tender offer) in any single transaction or series of related transactions, in any such case in which its stockholders do not retain a majority of the voting power in the surviving corporation, or a sale of all or substantially all the Corporation's assets, shall each be deemed to be a liquidation, dissolution or winding up of the Corporation.

     Section 3. Conversion.

          3.1 Voluntary Conversion. Each share of Series B Preferred Stock will be convertible, at the option of the holder thereof, at the office of the Corporation or any transfer agent for such shares, into Common Stock. The number of shares of Common Stock into which each share of Series B Preferred Stock will be converted will be equal to the Purchase Price of such share divided by the Conversion Price (as hereinafter defined) of such share. The initial Conversion Price for each share of Series B Preferred Stock shall be an amount equal to the Purchase Price of such share. The Conversion Price shall be subject to adjustment as provided in Section 3.3.

          3.2 Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of one share of Common Stock, as reasonably determined in good faith by the Board of Directors. Before any holder of Series B Preferred Stock shall be entitled to receive certificates for the shares of Common Stock issued upon conversion, such holder shall surrender the certificate or certificates for the shares of Series B Preferred Stock being converted, duly endorsed, at the principal office of the Corporation and shall state therein its name or the name, or names, of its nominees in which it wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder or such holder's nominee shall be entitled as aforesaid, together with cash in lieu of any fraction of a share of Common Stock. Subject to the foregoing, such conversion shall be deemed to have been made immediately and upon surrender of the certificate representing the shares of Series B Preferred Stock to be converted in the case of a voluntary conversion pursuant to Section
3.1. The Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          3.3 Adjustments to Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

               (a) If the Corporation shall issue shares of Common Stock to the holders of Common Stock as a dividend or stock split, or in the event that the Corporation reduces the number of outstanding shares of Common Stock in a reverse stock split or stock combination, then the Conversion Price shall be adjusted such that the holders of shares of Series B Preferred Stock shall receive, upon conversion of the Series B Preferred Stock, that number of shares of Common Stock that such holder would have owned following such dividend, stock split, reverse stock split or stock combination if such conversion had occurred immediately prior to the record date for such stock split, stock dividend, reverse stock split or stock combination of the Common Stock, as the case may be. If the Corporation shall issue shares of Series B Preferred Stock to the holders of Series B Preferred Stock as a stock dividend or stock split, or in the event that the Corporation reduces the number of outstanding shares of Series B Preferred Stock in a reverse stock split or stock combination, then the Conversion Price shall be adjusted such that the holder of shares of Series B Preferred Stock shall receive, upon conversion of the Series B Preferred Stock, the number of shares of Common Stock that such holder would have owned if such conversion had occurred immediately prior to the record date for such stock split, stock dividend, reverse stock split or stock combination of the Series B Preferred Stock, as the case may be. In the event of a reclassification or other similar transaction as a result of which shares of Common Stock are converted into another security, then the Conversion Price shall be determined such that the holders of shares of Series B Preferred Stock shall receive, upon conversion of such Series B Preferred Stock, the number of such securities that such holder would have owned following such conversion of the Common Stock into another security if such conversion had occurred immediately prior to the record date of such reclassification or other similar transaction. No adjustments with respect to dividends (other than stock dividends) shall be made upon conversion of any share of Series B Preferred Stock; provided, however, that if a share of Series B Preferred Stock shall be converted subsequent to the record date for the payment of a dividend (other than a stock dividend) or other distribution on shares of Series B Preferred Stock but prior to such payment, then the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend (other than a stock dividend) or other distribution payable on such share on such date notwithstanding the conversion thereof or the Corporation's default in payment of the dividend (other than a stock dividend) due on such date.

               (b) Upon the issuance by the Corporation of Equity Securities (as defined in Section 3.3(b)(ii)(A) below) at a consideration per share less than the Conversion Price of the Series B Preferred Stock in effect immediately prior to the time of such issue or sale, other than an issuance of stock or securities pursuant to Section 3.3(a) above or the issuance of shares of Common Stock upon conversion of any shares of Series B Preferred Stock, then forthwith upon such issue or sale, such Conversion Price shall be reduced to a price (calculated to the nearest hundredth of a cent) determined by dividing:

                    (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Conversion Price in effect immediately prior to such adjustment, (y) the number of shares of Common Stock issuable upon conversion or exchange of any obligations or securities of the Corporation outstanding immediately prior to such adjustment multiplied by the Conversion Price in effect immediately prior to such adjustment, and (z) an amount equal to the aggregate "consideration actually received" by the Corporation upon such issue or sale; by

                    (ii) the sum of the number of shares of Common Stock outstanding immediately after such issue or sale and the number of shares of Common Stock issuable upon conversion or exchange of any such obligations or securities of the Corporation outstanding immediately after such issue or sale.

                    For purposes of this Section 3.3(b), the follow provisions shall be applicable:

                         (A)  The  term  "Equity  Securities"  as  used  in this
Section 3.3(b) shall mean any shares of Common Stock, or any obligation, or any share of stock or other security of the Corporation convertible into or exchangeable for Common Stock, except for shares of Common Stock or options to purchase Common Stock issued or granted to officers, directors or employees of the Corporation and its subsidiaries either pursuant to any stock purchase or stock option plan or other incentive stock arrangement approved by the Corporation's Board of Directors.

                         (B) The case of an issue or sale for cash of  shares of
Common Stock, the "consideration actually received" by the Corporation therefor shall be deemed to be the amount of cash received, before deducting therefrom any commissions or expenses paid by the Corporation.

                         (C)  In  case  of the  issuance  (otherwise  than  upon
conversion or exchange of obligations or securities of the Corporation) of additional shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of consideration other than cash received by the Corporation for such shares shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors.

                         (D) In case of the issuance by the  Corporation  in any
manner of any rights to subscribe for or to purchase shares of Common Stock, or any options for the purchase of shares of Common Stock or stock convertible into Common Stock, all shares of Common Stock or stock convertible into Common Stock to which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed "outstanding" as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration named in such rights or options for the shares of Common Stock or stock convertible into Common Stock covered thereby, plus the consideration, if any, received by the Corporation for such rights or options, shall be deemed to be the "consideration actually received" by the Corporation (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issuance of such shares

                         (E)  In  case  of  the  issuance  or  issuances  by the
Corporation in any manner of any obligations or of any securities of the Corporation that shall be convertible into or exchangeable for Common Stock, all shares of Common Stock issuable upon the conversion or exchange of such obligations or securities shall be deemed issued as of the date such obligations or securities are issued, and the amount of the "consideration actually received" by the Corporation for such additional shares of Common Stock shall be deemed to be the total of (x) the amount of consideration received by the Corporation upon the issuance of such obligations or securities, plus (y) the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

                         (F) The amount of the "consideration actually received"
by the Corporation upon issuance of any rights or options referred to in subsection (D) above or upon the issuance of any obligations or securities that are convertible or exchangeable as described in subsection (E) above, and the amount of the consideration, if any, other than such obligations or securities so convertible or exchangeable, receivable by the Corporation upon the exercise, conversion or exchange thereof shall be determined in the same manner provided in subsections (B) and (C) above with respect to the consideration received by the Corporation in case of the issuance of additional shares of Common Stock; provided, however, that if such obligations or securities so convertible or exchangeable are issued in payment or satisfaction of any dividend upon any stock of the Corporation other than Common Stock, the amount of the "consideration actually received" by the Corporation upon the original issuance of such obligations or securities so convertible or exchangeable shall be deemed to be the value of such obligations or securities as of the date of the adoption of the resolution declaring such dividend as determined by the Board of Directors at or as of that date. On the expiration of any rights or options referred to in subsection (D), or the termination of any right of conversion or exchange referred to in subsection (E), or any change in the number of shares of Common Stock deliverable upon exercise of such options or rights or upon conversion or exchange of such convertible or exchangeable securities, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustments made upon the basis of the delivery of only the number of shares of Common Stock actually delivered or to be delivered upon the exercise of such rights or options or upon the conversion or exchange of such securities.

                         (G)  In the  event  the  Corporation  shall  declare  a
distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets or options or rights not referred to in this Section 3.3(b), then, in each such case, the holders of the Series B Preferred Stock shall be entitled to the distributions provided for in
Section 4 below,  and no adjustment to the Conversion Price provided for in this
Section 3.3(b) shall be applicable.

          3.4 Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall, at all times, be sufficient for conversion of all outstanding Series B Preferred Stock.

     Section 4. Dividend Rights.

          4.1 Generally. The holders of shares of Series B Preferred Stock will be entitled to receive, if, when and as declared by the Board of Directors, out of any funds legally available therefor, noncumulative dividends at the rate of 6% of the Purchase Price per share per annum (appropriately adjusted for stock splits and combinations) for each share of Series B Preferred Stock then held by them. Such dividends may be payable quarterly or otherwise as the Board of Directors may from time to time determine. The right of the Series B Preferred Stock stockholders shall be on a parity with the right of the Series A Preferred Stock stockholders to receive the dividends specified in the Certificate of Designations, Preferences and other Rights of the Series A Preferred Stock. Dividends may be declared and paid upon shares of Common Stock in any fiscal year of the Corporation, only if dividends shall have been paid to or declared and set apart upon all shares of Series A Preferred Stock, Series B Preferred Stock, and all shares of any other series of Preferred Stock on a parity with the Series B Preferred Stock, at its annual rate for each quarter of such fiscal year of the Corporation, including the quarter in which such dividends upon shares of Common Stock are declared. No right shall accrue to holders of Series B Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividends bear or accrue interest.

          4.2 Participation with Common. If any dividend or other distribution payable in property other than cash is declared on the Common Stock (excluding any dividend or other distribution for which adjustment to the Conversion Price is provided by Section 3.3), each holder of Series B Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same property that such holder would have received if on such record date such holder was the holder of record of the number (including for purposes of this Section 4 any fraction) of shares of Common Stock into which the shares of Series B Preferred Stock then held by such holder are convertible.

     Section 5. Voting Rights.

          5.1 Generally. Each holder of shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock could be converted on the record date for the vote or consent of stockholders and shall have voting rights and powers equal to the voting rights and powers of the Common Stock. The holders of shares of Series B Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation and, except as provided in Section 5.2 below, shall vote with holders of the Common Stock upon any matter submitted to a vote of stockholders, except those matters required by law to be submitted to a class vote.

          5.2 Series Vote. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of a majority of the total number of shares of Series B Preferred Stock outstanding, voting separately as a single class: (1) alter or change any of the powers, preferences, privileges or rights of the Series B Preferred Stock; (2) create any new class or series of shares having preferences prior to the Series B Preferred Stock in any manner, including, without limitation, as to dividends or liquidation; (3) take any action that reclassifies any outstanding shares into shares having preferences prior to the Series B Preferred Stock in any manner, including, without limitation, as to dividends or liquidation; or (4) alter or change the Company's Certificate of Incorporation in a manner that adversely affected the rights of the Series B Preferred Stock.

     Section 6. Redemption.

          6.1 Redemption Upon Certain Events. Subject to any legal restrictions on the Corporation's redemption of shares, beginning on the date of completion of the earlier of the following events (a) the consummation of the closing of a public offering of the Corporation's Common Stock, registered under the Securities Act of 1933, as amended, with gross proceeds to the Corporation in excess of $15 million or (b) the date on which the closing price of the Corporation's Common Stock on the Nasdaq SmallCap Market exceeds $40/share each day for a period of 15 consecutive trading days, the Corporation may elect to redeem all of the Series B Preferred Stock then outstanding. The redemption price for each share of Series B Preferred Stock shall be the Purchase Price for such share plus all declared but unpaid dividends thereon to the date of redemption, as adjusted for stock splits, stock dividends, recapitalizations and the like. Notwithstanding anything in the foregoing to the contrary, the holder of any share of Series B Preferred Stock may elect to convert such share prior to the date of redemption in accordance with Section 3 hereof.

          6.2 Notice. The Corporation shall give notice of any redemption of the Series B Preferred Stock pursuant to Section 6.1 by mailing a copy of such notice not less than twenty (20) business days prior to the redemption date to the holders of record of the Series B Preferred Stock (the "Redemption Notice"). The Corporation shall mail such notice to the holders' respective addresses appearing on the books of the Corporation or to the addresses given by the holders to the Corporation for the purpose of such notice.

          6.3 Effect of Redemption. From and after the redemption, unless there has been a default in payment of the redemption price, all dividends, if any, on the Series B Preferred Stock redeemed shall cease to accrue, all rights of the holders of such shares (except the right to receive the redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares on the redemption date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed on such date, then those funds that are legally available shall be used to redeem the maximum possible number of the shares ratably among the holders of the shares to be redeemed. Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

     Section 7. Reservation of Rights. Pursuant to the authority vested in it by the Certificate of Incorporation, the Board of Directors reserves the right to designate from time to time one or more additional series of Preferred Stock with powers, designations, preferences, and rights on a parity with or junior to the Series B Preferred Stock.

     Section 8. Notices. In addition to any other notices to which the holders of Series B Preferred Stock may be entitled pursuant to the Certificate of Incorporation, the Bylaws of the Corporation, law, contract or otherwise, the

Corporation shall cause to be sent to each holder all written communications sent generally to the holders of Common Stock. The Corporation shall cause such communications to be sent to holders of Series B Preferred Stock concurrently with, and in the same manner as, the sending of such communications to the holders of Common Stock.

            [The remainder of this page is intentionally left blank.]

     Signed on this 27th day of December, 1999.

                                       XIOX CORPORATION

                                       By:
                                           -------------------------------------
                                           William H. Welling
                                           Chief Executive Officer and President

ATTEST:

--------------------------------
Melanie D. Johnson
Chief Financial Officer

                                                                         Annex C

                               @ Comm Corporation
            Annual Meeting of Stockholders to be Held on May 15, 2000
           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints William H. Welling and Melanie D. Johnson, and each or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the other side, all of the shares of Common Stock of @Comm Corporation held of record by the undersigned as of March 29, 2000 at the Annual Meeting of Stockholders of @Comm Corporation to be held May 15, 2000, or at any adjournment thereof.

     The shares covered by this proxy will be voted in accordance with the undersigned(s) instructions with respect to any matter in which choice is specified. If this proxy is returned without indicating specific instructions, all shares represented herein will be voted for the Director nominees listed, and as recommended by the Board of Directors on all other proposals. Each of the proxies or their substitutes as shall be present and acting at the Annual Meeting shall have and may exercise all of the powers of all of said proxies hereunder.

The Board of Directors recommends a vote FOR               WITHHELD
Items 1, 2, 3 4 and 5.                            FOR      FOR ALL

Item 1 - ELECTION OF DIRECTORS

INSTRUCTION: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

William H. Welling
Mark A. Parrish, Jr.
Robert K. McAfee
Bernard T. Marren
Atam Lalchandani
Philip Vermeulen

I PLAN TO ATTEND THE MEETING  [ ]

___________________________________________________


Item 2 - AMEND THE  1994 STOCK PLAN                FOR      AGAINST      ABSTAIN
         TO INCREASE THE NUMBER OF SHARES
         OF OUR COMMON STOCK AVAILABLE FOR
         STOCK OPTION GRANTS FROM 1,120,276
         TO 1,500,000 SHARES.

Item 3 - AMEND THE  1994 STOCK PLAN TO MODIFY      FOR      AGAINST      ABSTAIN
         THE PROVISION FOR AN ANNUAL INCREASE
         IN THE NUMBER OF SHARES AVAILABLE FOR
         STOCK OPTION GRANTS.

Item 4 - RATIFY THE ISSUANCE AND SALE OF           FOR      AGAINST      ABSTAIN
         1,020,000 SHARES OF OUR SERIES B
         PREFERRED STOCK.

Item 5 - RATIFY THE SELECTION OF KPMG LLP AS       FOR      AGAINST      ABSTAIN
         OUR  INDEPENDENT ACCOUNTANTS FOR THE
         FISCAL YEAR ENDING DECEMBER 31, 2000.

In their discretion, the Proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.


Signature(s) _________________________________      Dated ________________, 2000
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.